                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                 TERADYNE, INC.
--------------------------------------------------------------------------------
              (Exact name of registration as specified in charter)



       Date of Report (Date of earliest event reported): September 5, 2001


       Massachusetts                 001-06462                 04-2272148
--------------------------------------------------------------------------------
      (State or other               (Commission               (IRS Employer
      jurisdiction of               File Number)            Identification No.)
       incorporation)


    321 Harrison Avenue, Boston, Massachusetts                    02118
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (617) 482-2700
                                                    --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         A. PRESS RELEASE. On October 16, 2001, Teradyne, Inc. (the "Company") issued a press release regarding its financial results for the Third
Quarter of 2001. The Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

         B. LITIGATION MATTERS. On September 5, 2001, a complaint was filed in the Superior Court in San Diego County, California, naming as defendants the Company and two of its executive officers. On October 9, 2001, defendants removed the state court complaint to the U.S. District Court for the District of Southern California. On October 12, 2001, plaintiffs filed an amended complaint with the federal court. The amended complaint alleges, among other things, that the sale of the Company's common stock in connection with the Company's acquisition of each of Herco Technology Corp., a California company, and Perception Laminates, Inc., a California company, violated certain California securities statutes and common law, and that the Company breached certain contractual obligations in the agreement relating to the acquisition. The amended complaint seeks unspecified damages, including compensatory, consequential and punitive damages, and recovery of reasonable attorneys' fees and costs. The Company disputes the claims and believes they are without merit, and intends to defend vigorously against the lawsuit.

         On October 16, 2001, a purported class action complaint was filed in the United States District Court for the District of Massachusetts, Boston, Massachusetts, naming as defendants the Company and two of its executive officers. The complaint alleges, among other things, that the defendants violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, by making, during the period from July 14, 2000 and October 17, 2000, material misrepresentations and omissions to the investing public regarding the Company's business operations and future prospects. The complaint seeks unspecified damages, including compensatory damages and recovery of reasonable attorneys' fees and costs. The Company disputes the claims and believes they are without merit, and intends to defend vigorously against the lawsuit.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

       EXHIBIT NO.                            EXHIBIT
       ----------                             -------

          99.1                  Press Release, dated October 16, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TERADYNE, INC.


Dated:  October 18, 2001               By:  /s/ George W. Chamillard
                                          --------------------------------------
                                            Name:  George W. Chamillard
                                            Title: Chief Executive Officer and
                                                   President

EXHIBIT INDEX

          EXHIBIT NO.                           EXHIBIT
          ----------                            -------

             99.1                  Press Release, dated October 16, 2001.